Exhibit 10.1


                  AMENDED 1997 STOCK OPTION AND INCENTIVE PLAN




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                              HURCO COMPANIES, INC.
                      1997 STOCK OPTION AND INCENTIVE PLAN


                  1.       Plan  Purpose.  The  purpose  of the Plan is to
                           -------------
promote the long-term interests of the Company and its shareholders by providing a means for attracting and retaining officers, directors and key employees of the Company and its Affiliates.

                  2.       Definitions.  The following definitions are
                           -----------
applicable to the Plan:

                  "Affiliate" -- means any "parent corporation" or "subsidiary corporation" of the Company as such terms are defined in Code sections 424(e) and (f), respectively.

                  "Affiliated SAR" -- means a SAR that is granted in connection with a related Option, and which automatically will be deemed to be exercised at the same time that the related Option is exercised. The deemed exercise of an Affiliated SAR shall not necessitate a reduction in the number of Shares subject to the related Option.

                  "Award" -- means the grant by the Committee of Incentive Stock Options, Non-Qualified Stock Options, SARs, Restricted Shares, Performance Shares or any combination thereof, as provided in the Plan.

                  "Award Agreement" -- means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan.

                  "Base Price" -- means the amount over which the appreciation in value of a Share will be measured upon exercise of an SAR.

                  "Board" -- means the Board of Directors of the Company.



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                  "Change in Control" -- means each of the events  specified  in the following clauses (i) through (iii): (i) any third person, including a "group" as defined in Section 13(d)(3) of the Exchange Act after the date of the adoption of the Plan by the Board, first becomes the beneficial owner of shares of the Company with respect to which 25% or more of the total number of votes for the election of the Board of Directors of the Company may be cast, (ii) as a result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Company shall cease to constitute a majority of the Board of Directors of the Company or
(iii) the shareholders of the Company shall approve an agreement providing either for a transaction in which the Company will cease to be an independent publicly owned entity or for a sale or other disposition of all or substantially all the assets of the Company; provided, however, that the occurrence of any of such events shall not be deemed a Change in Control if, prior to such occurrence, a resolution specifically approving such occurrence shall have been adopted by at least a majority of the Board of Directors of the Company.

                  "Code" -- means the Internal Revenue Code of 1986, as amended.

                  "Committee" -- means the Committee appointed by the Board pursuant to Section 3 of the Plan.

                  "Company" -- means Hurco Companies, Inc., an Indiana corporation.

                  "Continuous Service" -- means, in the case of an Employee, the absence of any interruption or termination of service as an Employee of the Company or an Affiliate; and in the case of an individual who is not an Employee, the absence of any interruption or termination of the service relationship between the individual and the Company or an Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of any transfer between the Company and an Affiliate or any successor to the Company.

                  "Director" -- means any individual who is a member of the Board.

                  "Disability" -- means total and permanent disability as determined by the Committee pursuant to Code section 22(e)(3).

                  "Employee" -- means any person, including an officer or Director, who is employed by the Company or any Affiliate.

                  "Exchange Act" -- means the Securities Exchange Act of 1934, as amended.

                  "Exercise Price" -- means the price per Share at which the Shares subject to an Option may be purchased upon exercise of the Option.

                  "Freestanding   SAR"   --   means  a  SAR   that  is   granted
independently of any Option.

                  "Incentive Stock Option" -- means an option to purchase Shares granted by the Committee pursuant to the terms of the Plan which is intended to qualify under Code section 422.
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                  "Market  Value" -- means the last  reported  sale price on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of one Share on the principal exchange on which the Shares are listed for trading, or if the Shares are not listed for trading on any exchange, the average trading price of one share on the date in question as reported on the Nasdaq National Market or any similar system then in use, or, if the Shares are not listed on the Nasdaq National Market, the mean between the closing high bid and low asked quotations of one Share on the date in question as reported by Nasdaq or any similar system then in use, or, if no such quotations are available, the fair market value on such date of one Share as the Committee shall determine.

                  "Non-Qualified Stock Option" -- means an option to purchase Shares granted by the Committee pursuant to the terms of the Plan, which option is not intended to qualify under Code section 422.

                  "Option" -- means an Incentive Stock Option or a Non-Qualified Stock Option.

                  "Participant" -- means any individual who is selected by the Committee to receive an Award.

                  "Performance Cycle" -- means the period of time, designated by the Committee, over which Performance Shares may be earned.

                  "Performance  Shares"  -- means  Shares  awarded  pursuant  to
Section 12 of the Plan.

                  "Plan" -- means the Hurco Companies, Inc., 1997 Stock Option and Incentive Plan.

                  "Reorganization" -- means the liquidation or dissolution of the Company or any merger, consolidation or combination of the Company (other than a merger, consolidation or combination in which the Company is the continuing entity and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property or any combination thereof).

                  "Restricted Period" -- means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 10 of the Plan with respect to Restricted Shares.

                  "Restricted Shares" -- means Shares which have been contingently awarded to a Participant by the Committee subject to the restrictions referred to in Section 10 of the Plan, so long as such restrictions are in effect.

                  "Retirement" -- means, with respect to an Employee, cessation of Continuous Service on or after age 65 or such other age as set forth in the Company's retirement policy as in effect from time to time and, with respect to a Director who is not an Employee, cessation of Continuous Service on the Board.

                  "Stock Appreciation Right" or "SAR" -- means an Award, granted alone or in connection with a related Option, pursuant to Section 11 of the Plan.

                  "Securities Act" -- means the Securities Act of 1933, as amended.
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                  "Shares" -- means the shares of common stock, no par value, of the Company.

                  "Tandem SAR" -- means a SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase an equal number of Shares under the related Option (and when a Share is purchased under the Option, the SAR shall be canceled to the same extent).

                  3. Administration. The Plan shall be administered by the Committee, which shall consist of two or more members of the Board, each of whom shall be a "non-employee director" as provided under Rule 16b-3 of the Exchange Act, and an "outside director" as provided under Code section 162(m). The members of the Committee shall be appointed by the Board. Except as limited by the express provisions of the Plan, the Committee shall have sole and complete authority and discretion to (a) select Participants and grant Awards; (b) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (c) determine the terms and conditions upon which Awards shall be granted under the Plan; (d) prescribe the form and terms of Award Agreements; (e) establish procedures and regulations for the administration of the Plan; (f) interpret the Plan; and (g) make all determinations deemed necessary or advisable for the administration of the Plan.

                  A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee without a meeting, shall be acts of the Committee. All determinations and decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

                  4.       Participants.  The  Committee  may select from time
                           ------------
to time Participants in the Plan from those officers, Directors and key Employees of the Company or its Affiliates who, in the opinion of the Committee, have the capacity for contributing in a substantial measure to the successful performance of the Company or its Affiliates.

                  5. Shares Subject to Plan, Limitations on Grants and Exercise Price.
                           ---------------
Subject to adjustment by the operation
of Section 13 hereof:

                           (a) The maximum  number of Shares which may be issued
                  with respect to Awards made under the Plan is 750,000 Shares. The Shares with respect to which Awards may be made under the Plan may either be authorized and unissued shares or unissued shares heretofore or hereafter reacquired and held as treasury shares. Any Award which expires, terminates or is surrendered for cancellation or with respect to Restricted Shares which is forfeited (so long as any cash dividends paid on such Shares are also forfeited), may be subject to new Awards under the Plan with respect to the number of Shares as to which a termination or forfeiture has occurred.

                           (b) The number of Shares  which may be granted  under
                  the Plan to any Participant during the term of the Plan under all forms of Awards shall not exceed 200,000 Shares.
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                           (c)  Notwithstanding  any other  provision  under the
                  Plan, the Exercise Price for any Incentive Stock Option and the Base Price for any Tandem or Affiliated SAR granted in connection with an Incentive Stock Option awarded under the Plan may not be less than the Market Value of the Shares on the date of grant.

                  6. General Terms and Conditions of Options. The Committee shall have full and complete authority and discretion, except as expressly limited by the Plan, to grant Options and to prescribe the terms and conditions (which need not be identical among Participants) of the Options. Each Option shall be evidenced by an Award Agreement that shall specify: (a) the Exercise Price, (b) the number of Shares subject to the Option, (c) the expiration date of the Option, (d) the manner, time and rate (cumulative or otherwise) of exercise of the Option, (e) the restrictions, if any, to be placed upon the Option or upon Shares which may be issued upon exercise of the Option, (f) the conditions, if any, under which a Participant may transfer or assign Options, and (g) any other terms and conditions as the Committee, in its sole discretion, shall determine. The Committee may, as a condition of granting any Option, require that a Participant agree to surrender for cancellation one or more Options previously granted to such Participant.

                  7.       Exercise of Options.
                           -------------------

                           (a) Except as provided in Section 16, an Option granted under the Plan shall be exercisable during the lifetime of the Participant to whom such Option was granted only by such Participant, and except as provided in Section 8 of the Plan, no Option may be exercised unless at the time the Participant exercises the Option, the Participant has maintained Continuous Service since the date of the grant of the Option.

(b) To exercise an Option under the Plan, the Participant must give written notice to the Company specifying the number of Shares with respect to which the Participant elects to exercise the Option together with full payment of the Exercise Price. The date of exercise shall be the date on which the notice is received by the Company. Payment may be made either (i) in cash (including check, bank draft or money order), (ii) by tendering Shares already owned by the Participant and having a Market Value on the date of exercise equal to the Exercise Price,
         (iii) by requesting that the Company withhold Shares issuable upon exercise of the Option having a Market Value equal to the Exercise Price, or (iv) by any other means determined by the Committee in its sole discretion.

                  8.       Termination of Options.  Unless otherwise
                           ----------------------
specifically provided by the Committee in the Award Agreement or any amendment thereto, Options shall terminate as provided in this Section.

                           (a) Unless sooner  terminated under the provisions of
                  this Section, Options shall expire on the earlier of the date specified in the Award Agreement or the expiration of ten (10) years from the date of grant.
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                           (b) If the  Continuous  Service of a  Participant  is
                  terminated for cause, or voluntarily by the Participant for any reason other than death, Disability or Retirement, all rights under any Options granted to the Participant shall terminate immediately upon the Participant's cessation of Continuous Service.

                           (c) If the  Continuous  Service of a  Participant  is
                  terminated by reason of Retirement or terminated by the Company without cause, the Participant may exercise outstanding Options to the extent that the Participant was entitled to exercise the Options at the date of cessation of Continuous Service, but only within the period of three (3) months immediately succeeding the Participant's cessation of Continuous Service, and in no event after the applicable expiration dates of the Options.

                           (d) In the event of the Participant's death or Disability, the Participant or the Participant's beneficiary, as the case may be, may exercise outstanding Options to the extent that the Participant was entitled to exercise the Options at the date of cessation of Continuous Service, but only within the one-year period immediately succeeding the Participant's cessation of Continuous Service by reason of death or Disability, and in no event after the applicable expiration date of the Options.

                  9. Incentive Stock Options. Incentive Stock Options may be granted only to Participants who are Employees. Any provisions of the Plan to the contrary notwithstanding, (a) no Incentive Stock Option shall be granted more than ten years from the earlier of the date the Plan is adopted by the Board of Directors of the Company or approved by the Company's Shareholders, (b) no Incentive Stock Option shall be exercisable more than ten years from the date the Incentive Stock Option is granted, (c) the Exercise Price of any Incentive Stock Option shall not be less than the Market Value per Share on the date such Incentive Stock Option is granted, (d) any Incentive Stock Option shall not be transferable by the Participant to whom such Incentive Stock Option is granted other than by will or the laws of descent and distribution and shall be exercisable during such Participant's lifetime only by such Participant, (e) no Incentive Stock Option shall be granted which would permit a Participant to acquire, through the exercise of Incentive Stock Options in any calendar year, under all plans of the Company and its Affiliate, Shares having an aggregate Market Value (determined as of the time any Incentive Stock Option is granted) in excess of $100,000 (determined by assuming that the Participant will exercise each Incentive Stock Option on the date that such Option first becomes exercisable), and (f) no Incentive Stock Option may be exercised more than three
(3) months after the Participant's cessation of Continuous Service (one (1) year in the case of Disability) for any reason other than death. Notwithstanding the foregoing, in the case of any Participant who, at the date of grant, owns shares possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or any Affiliate, the Exercise Price of any Incentive Stock Option shall not be less than 110% of the Market Value per Share on the date such Incentive Stock Option is granted and such Incentive Stock Option shall not be exercisable more than five years from the date such Incentive Stock Option is granted.

                  10. Terms and Conditions of Restricted Shares. The Committee shall have full and complete authority, subject to the limitations of the Plan, to grant Awards of Restricted Shares and to prescribe the terms and conditions (which need not be identical among Participants) in respect of the Awards. Unless the Committee otherwise specifically provides in the Award Agreement, an Award of Restricted Shares shall be subject to the following provisions:

                           (a) At the time of an Award of Restricted Shares, the
                  Committee shall establish for each Participant a Restricted Period during which, or at the expiration of which, the Restricted Shares shall vest. Subject to paragraph (e) of this Section, the Participant shall have all the rights of a shareholder with respect to the Restricted Shares, including but not limited to, the right to receive all dividends paid on the Restricted Shares and the right to vote the Restricted Shares. The Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to any Restricted Shares prior to the expiration of the Restricted Period, or to remove any or all restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of the Restricted Period.

                           (b) If a Participant  ceases  Continuous  Service for
                  any reason, including death, before the Restricted Shares have vested, a Participant's rights with respect to the unvested portion of the Restricted Shares shall terminate and be returned to the Company.

                           (c) Each certificate  issued in respect to Restricted
                  Shares shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Company and shall bear the following (or a similar) legend:

                           "The  transferability  of  this  certificate  and the
                  shares represented hereby are subject to the terms and conditions (including forfeiture) contained in the 1997 Stock Option and Incentive Plan of Hurco Companies, Inc., and an Award Agreement entered into between the registered owner and Hurco Companies, Inc. Copies of the Plan and Award Agreement are on file in the office of the Secretary of the Company."

                           (d) At the time of an Award of Restricted Shares, the
                  Participant shall enter into an Award Agreement with the Company in a form specified by the Committee agreeing to the terms and conditions of the Award.

                           (e) At the time of an Award of Restricted Shares, the
                  Committee may, in its discretion, determine that the payment to the Participant of dividends declared or paid on the Restricted Shares by the Company, or a specified portion thereof, shall be deferred until the earlier to occur of (i) the lapsing of the restrictions imposed with respect to the Restricted Shares, or (ii) the forfeiture of such Restricted Shares under paragraph (b) of this Section, and shall be held by the Company for the account of the Participant until such time. In the event of deferral, there shall be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends, together with accrued interest, shall be made upon the earlier to occur of the events specified in (i) and (ii) of this paragraph.

                           (f) At the expiration of the restrictions  imposed by
                  this Section, the Company shall redeliver to the Participant the certificate(s) and stock power deposited with the Company pursuant to paragraph (c) of this Section and the Shares represented by the certificate(s) shall be free of all restrictions.

                           (g)      No Award of Restricted Shares may be
assigned, transferred or encumbered.

                  11. Grant of SARs. Subject to the terms and conditions of the Plan, a SAR Award may be made to Participants at any time and from time to time as shall be determined by the Committee, in its sole discretion. The Committee may grant Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof as follows:

                           (a) The Committee,  subject to the limitations of the
                  Plan, shall have complete discretion to determine the Exercise Price and other terms and conditions of SARs granted under the Plan. Each SAR Award shall be evidenced by an Award Agreement specifying the terms and conditions of the Award, including its term, the Base Price and the conditions of exercise.

                           (b) The Base Price of Shares with respect to a Tandem
                  or Affiliated SAR Award shall equal the Exercise Price of the Shares under the related Option.

                           (c) Tandem SARs may be  exercised  for all or part of
                  the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. With respect to a Tandem SAR granted in connection with an Incentive Stock Option: (i) the Tandem SAR shall expire no later than the expiration of the underlying Incentive Stock Option; (ii) the value of the payout with respect to the Tandem SAR shall be for no more than one hundred percent (100%) of the difference between the Exercise Price of the underlying Incentive Stock Option and the Market Value of the Shares subject to the underlying Incentive Stock Option at the time the Tandem SAR is exercised; and (iii) the Tandem SAR shall be exercisable only when the Market Value of the Shares subject to the Incentive Stock Option exceeds the Exercise Price of the Incentive Stock Option.

                           (d) Upon  exercise of a SAR, a  Participant  shall be
                  entitled to receive payment from the Company in an amount determined by multiplying:

                                    (i) The  difference  between  the Market
                           Value of a Share on the date of
                           exercise over the Base Price; times

                                    (ii) The  number of Shares  with  respect to
                           which the SAR Award is exercised.

                           At the discretion of the Committee, payment for a SAR
                  may be in cash, Shares or a combination thereof.

                  12. Performance Shares. The Committee, in its sole discretion, may from time to time authorize the grant of Performance Shares upon the achievement of performance goals (which may be cumulative and/or alternative) as may be established, in writing, by the Committee based on any one or any combination of the following business criteria: (a) earnings per Share; (b) return on equity; (c) return on assets; (d) operating income; or (e) Market Value per Share. At the time as it is certified, in writing, by the Committee that the performance goals established by the Committee have been attained or otherwise satisfied within the Performance Cycle, the Committee shall authorize the payment of cash in lieu of Performance Shares or the issuance of Performance Shares registered in the name of the Participant, or a combination of cash and Shares. The grant of an Award of Performance Shares shall be evidenced by an Award Agreement containing the terms and conditions of the Award as determined by the Committee. To the extent required under Code Section 162(m), the business criteria under which performance goals are determined by the Committee shall be resubmitted to shareholders for reapproval no later than the first shareholder meeting that occurs in the fifth year following the year in which shareholders previously approved the Plan.

                  If the Participant ceases Continuous Service before the end of a Performance Cycle for any reason other than Retirement, Disability, or death, the Participant shall forfeit all rights with respect to any Performance Shares that were being earned during the Performance Cycle. The Committee, in its sole discretion, may establish guidelines providing that if a Participant ceases Continuous Service before the end of a Performance Cycle by reason of Retirement, Disability, or death, the Participant shall be entitled to a prorated payment with respect to any Performance Shares that were being earned during the Performance Cycle.

                  13. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Company, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan and the number and class of shares with respect to which Awards theretofore have been granted under the Plan shall be appropriately adjusted by the Committee to prevent the dilution or diminution of Awards. The Committee's determination with respect to any adjustments shall be conclusive. Any shares or other securities received, as a result of any of the foregoing, by a Participant with respect to Restricted Shares shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing the shares or other securities shall be legended and deposited with the Company in the manner provided in Section 10 of this Agreement.

                  14.      Effect of  Reorganization.  Unless otherwise
                           -------------------------
provided by the Committee in the Award Agreement, Awards will be affected by a Reorganization as follows:

                           (a) If the Reorganization is a dissolution or liquidation of the Company then (i) the restrictions on Restricted Shares shall lapse and (ii) each outstanding Option or SAR Award shall terminate, but each Participant to whom the Option or SAR was granted shall have the right, immediately prior to the dissolution or liquidation to exercise the Option or SAR in full, notwithstanding the provisions of Section 9, and the Company shall notify each Participant of such right within a reasonable period of time prior to any dissolution or liquidation.

                           (b)   If   the   Reorganization   is  a   merger   or
                  consolidation,  other  than a Change  in  Control  subject  to
                  Section 15 of this Plan, upon the effective date of the Reorganization (i) each Participant shall be entitled, upon exercise of an Option in accordance with all of the terms and conditions of the Plan, to receive in lieu of Shares, shares or other securities or consideration as the holders of Shares shall be entitled to receive pursuant to the terms of the Reorganization; and (ii) each holder of Restricted Shares shall receive shares or other securities as the holders of Shares received which shall be subject to the restrictions set forth in Section 10 unless the Committee accelerates the lapse of such restrictions and the certificate(s) or other instruments representing or evidencing the shares or other securities shall be legended and deposited with the Company in the manner provided in Section 10 of this Plan.

                  The adjustments contained in this Section and the manner of application of such provisions shall be determined solely by the Committee.

                  15. Effect of Change of Control. If the Continuous Service of any Participant of the Company or any Affiliate is involuntarily terminated, for whatever reason, at any time within twelve months after a Change in Control, unless the Committee shall have otherwise provided in the Award Agreement, (a) any Restricted Period with respect to an Award of Restricted Shares shall lapse upon the Participant's termination of Continuous Service and all Shares of Restricted Shares shall become fully vested in the Participant to whom the award was made; and (b) with respect to Performance Shares, the Participant shall be entitled to receive a prorata payment of Shares to the same extent as if the Participant ceases Continuous Service by reason of Retirement under Section 12 of the Plan. If a tender offer or exchange offer for Shares (other than such an offer by the Company) is commenced, or if the event specified in clause (iii) of the definition of a Change in Control contained in Section 2 shall occur, unless the Committee shall have otherwise provided in the Award Agreement, all Option and SAR Awards theretofore granted and not fully exercisable shall become exercisable in full upon the happening of such event and shall remain exercisable in accordance with their terms; provided, however, that no Option or SAR shall be exercisable by a director or officer of the Company within six months of the date of grant of the Option or SAR and no Option or SAR which has previously been exercised or otherwise terminated shall become exercisable.

                  16. Assignments and Transfers. Except as otherwise expressly authorized by the Committee in the Award Agreement or any amendment thereto during the lifetime of a Participant no Award nor any right or interest of a Participant in any Award under the Plan may be assigned, encumbered or transferred otherwise than by will or the laws of descent and distribution.

                  17. Employee Rights Under the Plan. No officer, Employee or other person shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no officer, Employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Company or any Affiliate. Neither the Plan nor any action taken under the Plan shall be construed as giving any Employee any right to be retained in the employ of the Company or any Affiliate.

                  18. Delivery and Registration of Shares. The Company's obligation to deliver Shares with respect to an Award shall, if the Committee requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act or any other applicable federal or state securities laws. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of the representation under the Securities Act or other state securities laws. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange or system on which Shares may then be listed, and (ii) the completion of any registration or other qualification of the Shares under any state or federal law, rule or regulation, as the Company shall determine to be necessary or advisable.

                  19. Withholding Tax. Prior to the delivery of any Shares or cash pursuant to an Award, the Company shall have the right and power to deduct or withhold, or require the Participant to remit to the Company, an amount sufficient to satisfy all applicable tax withholding requirements. The
Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require a Participant to satisfy all or part of the tax withholding obligations in connection with an Award by (a) having the Company withhold otherwise deliverable Shares, or (b) delivering to the Company Shares already owned having a Market Value equal to the amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount which the Committee determines, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined for these purposes. For these purposes, the value of the Shares to be withheld or delivered shall be equal to the Market Value as of the date that the taxes are required to be withheld.

                  20. Termination, Amendment and Modification of Plan. The Board may at any time terminate, and may at any time and from time to time and in any respect amend or modify, the Plan; provided however, that to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or Code section 422 (or any other applicable law or regulation, including requirements of any stock exchange or quotation system on which the Company's common stock is listed or quoted) shareholder approval of any Plan amendment shall be obtained in the manner and to the degree as is required by the applicable law or regulation; and provided further, that no termination, amendment or modification of the Plan shall in any manner affect any Award theretofore granted pursuant to the Plan without the consent of the Participant to whom the Award was granted or transferee of the Award.

                  21. Effective Date and Term of Plan. The Plan shall become effective upon its adoption by the Board of Directors, subject to ratification by the shareholders of the Company at the next annual meeting, and shall continue in effect for a term of ten years from the date of adoption by the Board of Directors unless sooner terminated under Section 20 of the Plan.

                  22.      Governing  Law. The Plan and Award  Agreements
                           --------------
shall be construed in accordance with and governed by the laws of the State of Indiana.

                  23. Awards to Foreign Nationals and Employees Outside the United States. To the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practice and to further the purpose of this Plan, the Committee may, without amending this Plan, (a) establish special rules applicable to Awards granted to Participants who are foreign nationals, are employed outside the United States, or both, including rules that differ from those set forth in this Plan, and (b) grant Awards to such Participants in accordance with those rules.

                Adopted by the Board of Directors of Hurco Companies, Inc.
                                            as of March 6, 1997

                Adopted by the Shareholders of Hurco Companies, Inc.
                                            as of May 29, 1997

                Approved as Amended by the Board of Directors of
                  Hurco Companies, Inc. as of December 7, 1999

                Approved as Amended by the Shareholders of Hurco
                                            Companies, Inc. as of May 23, 2000